INCOME AND EXPENSES ITEMS - Summary of Other Income and Other Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Analysis of income and expense [abstract]
Government grants	$ 187	$ 74	$ 639
Net (loss)/gain on financial instruments	(234)	196	33
Dividend income	96	97	97
Other income	595	203	120
Other expenses	0	(9)	(3)
Total other income and expenses	$ 644	$ 561	$ 886